Inspire Tactical Balanced ETF
RISN
a series of Northern Lights Fund Trust IV
SUMMARY PROSPECTUS
March 31, 2025

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated March 31, 2025, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.inspireetf.com/fund-documents/. You can also obtain these documents at no cost by calling 877.658.9473 or by sending an email request to OrderInspireETFs@UltimusFundSolutions.com. Shares of the Fund are listed and traded on NYSE Arca (the “Exchange”).

Investment Objective: The Inspire Tactical Balanced ETF (the “Fund”) seeks to provide capital appreciation with lower volatility than the US large cap stock market over the long term.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.21%
Acquired Fund Fees and Expenses(1)	0.03%
Total Annual Fund Operating Expenses	0.74%
(1)	Acquired Fund Fees and Expenses, are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 76	$237	$411	$918

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal period ended November 30, 2024, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies: The Fund, an actively managed exchange-traded fund (ETF), uses a proprietary methodology of technical analysis, using publicly available data, to tactically allocate assets into US large cap stocks when the strategy identifies an uptrend in the US large cap stock market, and shifts into U.S. Treasury bonds via third-party ETFs, investment grade and high-yield corporate bonds, government agency bonds, and listed gold exchange-traded products and exchange-traded notes such as SPDR Gold Shares (GLD) when the strategy identifies a downtrend in the US large cap stock market. Inspire Investing LLC (the “Adviser”) defines large capitalization companies to be those that are the largest 10% of the U.S. equity market. The Fund invests at least 80% of the Fund’s net assets plus any borrowings for investment purposes in stocks or fixed income securities that meet the Fund’s criteria described below.

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The Inspire Impact Score™ is a proprietary selection methodology that is designed to assign a score to a particular security based on the security’s alignment with biblical values and the positive impact the issuing company has on the world. Utilizing specifically identified, publicly available and/or third-party sources, the Inspire Impact Score™ methodology endeavors to assign negative scores to and exclude companies from the investment universe if they are found in violation of specified categories that do not align with biblical values, and seeks to assign positive scores to companies which the Adviser has not found to be in violation of the specified exclusionary categories. The selection methodology used in calculating the Inspire Impact Score™ is separate from the fundamental and technical company research that Inspire performs for inclusion in its ETFs.

It is not possible for the Adviser to be aware of every action a company takes, and there may be additional positive or problematic activities which a company engages in that are beyond what is included in the Inspire Impact Score™ calculation. The Inspire Impact Score™ is not meant to include all activities, whether public or private, of each company scored, but rather to assign a score to companies based on the data the Adviser has found from the specified publicly available sources and/or third-party data providers. The Inspire Impact Score™ represents the Adviser’s viewpoint on the biblical alignment of scored investments, and other investors may have different opinions about what should or should not be considered a violation. The Adviser seeks to update Inspire Impact Scores™ in a timely fashion at regular intervals, but due to differences in research schedules, corporate engagement efforts and data publication timing, a company’s Inspire Impact Score™ may not immediately reflect all known data as soon as it is researched.

The specific exclusionary categories deemed to not be in alignment with biblical values and which the Inspire Impact Score™ seeks to assign negative scores and exclude from the investment universe are as follows:

•	Abortifacients: Companies that produce or distribute abortifacient drugs (pharmaceuticals used to terminate a pregnancy anytime from the moment of conception onward, including those labeled as “contraceptives” but which may cause a fertilized egg to be destroyed).
•	Abortion Activism: Companies that promote abortion access through legislative support, corporate philanthropic activity, and/or employee travel benefits. Screening includes companies that have signed “Don’t Ban Equality” and/or “Don’t Ban Equality in Texas” Statement(s) from Planned Parenthood, a widely known abortion access advocate, to pledge support for legalizing abortion access and to oppose legislative bans on abortion access, companies that engage in corporate-guided philanthropy to Center for American Progress, Women and Their Bodies, and/or Pathfinder, which advocate for abortion access (seeks to exclude donations from employee matching programs, employee resource groups, donor-advised funds, and foundations), and companies that offer employee travel benefits which allow employee access to abortion services at any stage of pregnancy, according to Rhia Ventures and the 1792 Exchange. The Adviser is not able to screen for companies that donate to Planned Parenthood because its corporate donor list is no longer publicly available.
•	Abortion Services: Companies that own and operate one or more medical facilities that provides abortion procedures at any stage of pregnancy.
•	Alcohol: Companies that produce at least one alcoholic beverage or exclusively distribute alcoholic beverages.
•	Cannabis Cultivation/Processing: Companies that cultivate or process cannabis for retail or wholesale distribution.
•	Cannabis (Retail THC): Companies that produce or distribute retail cannabis products containing THC (which is the psychoactive component of cannabis).
•	Embryonic Stem Cells: Companies that perform research on or produce products using embryonic stem cells, companies that provide embryonic stem cells to other entities, and companies that utilize propagated stem cell lines which originally derived from embryonic stem cells.
•	Exploitation: Companies that contribute towards the unlawful and immoral practices of exploiting individuals for labor or sexual purposes, according to the National Center on Sexual Exploitation (NCOSE).
•	Gambling: Companies that generate revenue from gambling facilities, products, and/or services (not including third-party stores which offer Lottery services).
•	In Vitro Fertilization: Companies that offer in vitro fertilization services or manufacture equipment specifically for the purpose of in vitro fertilization procedures.
•	LGBT Activism: Companies earning an above-average rating according to an annual self-reported survey conducted by a national LGBT advocacy organization, which rates companies based on their corporate LGBT activism across several areas, including philanthropy, corporate policy, marketing efforts, and legislative support. The average score is calculated from the scores of the Fortune 500 companies that participated in the annual survey.
•	Sexually Explicit: Companies that derive revenue from the creation, sale, or distribution of sexually explicit content and/or services. This category seeks to cover media types, such as film, print, gaming, and online that contain pornographic content, including platforms that stream movies rated for nudity and/or sex, and other explicit depictions of sex, such as audio pornography or animated sex/nudity. Also included are companies that profit from sexually immoral services, such as strip clubs and LGBT dating services, that actively promote and profit from unbiblical sexual behavior.

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•	State Owned Enterprise: Companies that are owned and controlled by a Nation State/government of a country excluded from investment due to significant human rights violations of the following nature (as provided by U.S. Department of State): freedom of religion, sexual exploitation of children, trafficking in persons (Tier 3 only), and/or predominantly governed by Sharia Law. This category includes situations where the State has veto power or a “golden share” is owned by the State or State-controlled agency. The current countries excluded from investment due to significant human rights violations are China, Saudi Arabia, United Arab Emirates, Qatar, Kuwait, Russia, Iran, Pakistan, Malaysia, and Vietnam.
•	Tobacco: Companies that derive revenue from producing or exclusively distributing tobacco products.

In addition to excluding companies involved in the preceding categories, the Adviser also excludes investment from companies engaged in the following categories, though they do not constitute a negative Inspire Impact Score™:

•	Contraceptives (Barrier): Companies that produce barrier-type contraceptives, such as condoms and diaphragms, which prevent pregnancy by creating a physical barrier (rather than hormonal or chemical means).
•	Weapons (Civilian Firearms): Companies that manufacture firearms for civilian use.
•	Weapons (Military): Companies that manufacture weapons for military use (this category does not include maintenance, repair, and operation (MRO) companies).

The specific biblical alignment categories, for which the Inspire Impact Score™ seeks to assign positive scores (to companies not found to be in violation of the previously mentioned exclusionary categories) are listed below. FactSet provides the data for each category.

•	Air Quality: Companies that responsibly address and manage the impact of air quality resulting from stationary
(e.g., factories, power plants) and mobile sources (e.g., trucks, delivery vehicles, planes) as well as industrial emissions (does not include GHG emissions).
•	Business Ethics: Companies that intentionally manage risks and opportunities surrounding ethical conduct of business, including fraud, corruption, bias, negligence, bribery, facilitation payments, fiduciary responsibilities, and other behavior that may have an ethical component.
•	Business Resilience: Companies that display a capacity to manage risks and opportunities associated with incorporating social, environmental, and political transitions into long-term business model planning despite operating in industries where evolving environmental and social realities challenge their current business approach.
•	Critical Risk Management: Companies that display responsible use of management systems and scenario planning to identify, understand, and prevent or minimize the occurrence of low-probability, high-impact accidents, and emergencies with significant probable consequences, taking into consideration the potential human, environmental, and social implications, as well as the long-term ramifications for the company.
•	Customer Privacy: Companies that responsibly address risks related to the use of personally identifiable information (PII) and other user/customer data for secondary purposes including but not limited to marketing through affiliates and non-affiliates, data collecting procedures, managing user/customer expectations, consent processes, and compliance with evolving regulation (does not include cybersecurity risks).
•	Customer Welfare: Companies that responsibly address customer welfare concerns over issues including, but not limited to, health and nutrition of foods and beverages, antibiotic use in animal production, and management of controlled substances.
•	Data Security: Companies that responsibly address management of risks related to collection, retention, and use of sensitive, confidential, and/or proprietary customer or user data, as well as strategic policies for incidents such as data breaches.
•	Employee Wellbeing: Companies that responsibly address their ability to create and maintain a safe and healthy workplace environment that is free of injuries, fatalities, and illness (both chronic and acute) through the implementation of safety management plans, training requirements, regular audits of internal practices, and systematized monitoring and testing.
•	Energy Management: Companies that conscientiously manage the environmental impacts linked to their energy consumption used in their business operations.
•	Environmental Risk Mitigation: Companies that display the ability to manage risks and opportunities associated with direct exposure of their owned or controlled assets and operations as they pertain to the potential or actual physical impacts of environmental factors, including factors such as the increased frequency and severity of extreme weather, shifting climate, sea level change, and other expected physical impacts.
•	Ethical Labor Practices: Companies that responsibly ensure adherence to widely accepted labor standards within the workplace. This encompasses compliance with labor laws and internationally recognized norms and standards, including fundamental human rights and the prohibition of child, forced, or bonded labor, as well as exploitative labor practices.
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•	Ethical Sales Practices: Companies that responsibly handle social issues arising from inadequately managing the transparency, accuracy, and comprehensibility of marketing statements, advertising, and product/service labeling.
•	Ethical Supply Chain Management: Companies that responsibly address the management of risks within their supply chain and handle issues associated with environmental and social externalities created by suppliers through their operational activities. Such issues include, but are not limited to, environmental responsibility, human rights, labor practices, ethics, and corruption.
•	Fair Competition: Companies that conscientiously manage issues associated with the existence of monopolies, which may include, but are not limited to, excessive prices, poor quality of service, and inefficiencies.
•	GHG Emissions: Companies that responsibly address direct (Scope 1) greenhouse gas (GHG) emissions they may generate through their operations, which includes GHG emissions from stationary (e.g., factories, power plants) or mobile sources (e.g., trucks, delivery vehicles, planes). The seven GHGs covered under the Kyoto Protocol are included within the category: carbon dioxide (CO2), methane (CH4), nitrous oxide (N2O), hydrofluorocarbons (HFCs), perfluorocarbons (PFCs), sulfur hexafluoride (SF6), and nitrogen trifluoride (NF3).
•	Hiring Ethics: Companies that responsibly address their ability to ensure culture, hiring, and promotion practices do not discriminate based on race, gender, ethnicity, religion, and other factors.
•	Human Rights: Companies that responsibly manage the relationship between their business and the communities in which they operate, including, but not limited to, management of direct and indirect impacts on core human rights, the treatment of indigenous peoples, and the impact of local businesses.
•	Low Ecological Impact: Companies that demonstrate conscientious knowledge and management of their impact on ecosystems and biodiversity through activities including, but not limited to, land use for exploration, natural resource extraction, and cultivation, as well as project development, construction, and siting.
•	Materials Efficiency: Companies that responsibly address issues related to the resilience of materials supply chains to impacts of climate change and other external environmental and social factors, including, but not limited to, product design, manufacturing, end-of-life management, reduction of key material usage, maximizing planning efficiency, and R&D material diversity.
•	Product Safety: Companies that responsibly address issues involving unintended characteristics of products sold or services provided that may create health or safety risks to end-users, meet customer expectations, manage liability concerns, product testing, and intentionally acknowledge recalls or market withdraws.
•	Product Sustainability: Companies that conscientiously acknowledge the characteristics of products and services provided or sold and address customer and societal demand for more sustainable products and services as well as meet evolving environmental and social regulations.
•	Regulatory Adherence: Companies that responsibly engage with regulators in cases where conflicting corporate and public interests may have the potential for long-term adverse direct or indirect environmental and social impacts and display their level of reliance on regulatory policy or monetary incentives while acknowledging the necessity of regulatory compliance within a competitive business environment.
•	Systemic Risk Management: Companies that responsibly manage systemic risks resulting from large-scale weakening or collapse of systems upon which the economy and society depend such as financial systems, natural resource systems, and technological systems.
•	Waste & Hazmat Management: Companies that responsibly address environmental issues associated with hazardous and non-hazardous waste they generate and the treatment, handling, storage, disposal, and regulatory compliance.
•	Water Conservation: Companies that conscientiously manage their water use, water consumption, wastewater generation, water recycling, water treatment, and any other operations pertaining to water resources, which may be influenced by regional differences in the availability and quality of and competition for water resources.

The Adviser relies exclusively on software that analyzes publicly available data relating to the primary business activities, products and services, philanthropy, legal activities, policies and practices when assigning Inspire Impact Scores™ to a company. A security with a score of zero—indicating that the issuer has no violations to merit a negative score, but there is insufficient data to assess a positive score. The Adviser invests Fund assets only in securities with an Inspire Impact Score™ of zero or higher and the Adviser will cause a portfolio security to be sold when the Adviser deems appropriate if a portfolio security’s Impact Score™ falls below a specified level.

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Principal Investment Risks: As with all funds, there is a risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value (“NAV”) and performance.

The following describes the risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Active Management Risk: The Adviser’s judgments about the growth, value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

Authorized Participant Risk: Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs that invest in non-U.S. securities or other securities or instruments that have lower trading volumes.

Biblically Responsible Investment Risk: The Fund invests its assets in securities with an Inspire Impact Score™ of zero or higher. As a result of its strategy, the Fund’s exclusion of securities of certain issuers for nonfinancial reasons may cause the Fund to forgo some market opportunities available to funds that do not use these criteria. This could be due to biblically responsible companies falling out of favor with investors or failing to perform as well as companies that do not receive a favorable Inspire Impact Score™.

Early Close/Trading Halt Risk: An exchange or market may close or impose a market trading halt or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Equity Securities Risks: Fluctuations in the value of equity securities held by the Fund will cause the NAV of the Fund and the price of its shares (“Shares”) to fluctuate.

•	Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Common stock will be subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, common stocks have experienced significantly more volatility in returns than other asset classes.
•	Preferred Stock Risk. Generally, preferred stockholders (such as the Fund) have no voting rights with respect to the issuing company unless certain events occur. In addition, preferred stock will be subject to greater credit risk than debt instruments of an issuer, and could be subject to interest rate risk like fixed income securities, as described below. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if dividends have accrued), and may suspend payment of dividends on preferred stock at any time. There is also a risk that the issuer of any of the Fund’s holdings will default and fail to make scheduled dividend payments on the preferred stock held by the Fund.
•	REIT Risk. The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

ETF Structure Risks: The Fund is structured as an ETF and as a result is subject to the special risks, including:

•	Not Individually Redeemable. Shares are not individually redeemable to retail investors and may be redeemed only by the ETF only to Authorized Participants at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
•	Trading Issues. Trading in Shares on NYSE Arca (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility.
•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the Exchange specialists, market makers or other participants that trade the particular security.
o	The market price of Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.

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Exchange-Traded Fund Risk: The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. This may result in a loss. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices. ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.

Fixed Income Risk: When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Gold Risk: The Fund will have exposure to gold and precious metals. Investments in gold and precious metals may be speculative and subject to greater price volatility than investments in other types of assets. The price of metals is related to, among other things, worldwide metal prices and extraction and production costs. Worldwide metal prices may fluctuate substantially over short periods of time, and as a result, the Fund’s share price may be more volatile than other types of investments.

Issuer Risk: The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Large Capitalization Companies Risk: The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Portfolio Turnover Risk: The Fund buys and sells investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Sector Exposure Risk: The Fund may have significant exposure to a limited number of issuers conducting business in the same sector or group of sectors. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector or a group of sectors, and the securities of companies in that sector or group of sectors could react similarly to these or other developments.

  Financial Sector Risk. The Fund may, from time to time, invest a certain amount of its assets in the financial sector. The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.
  Industrial Sector Risk. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

U.S. Government Securities Risk: Although U.S. government securities are considered among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

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Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s one-year and since inception performance compared with those of a broad measure of market performance. The bar chart shows performance of the Fund’s shares for each calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting inspireetf.com.

Performance Bar Chart For Calendar Year Ended December 31

Best Quarter:	4th Quarter 2023	9.71%
Worst Quarter:	1st Quarter 2022	(10.73)%

Performance Table
Average Annual Total Returns
(For periods ended December 31, 2024)

	One Year	Since Inception (7/15/20)
Return before taxes	7.73%	5.74%
Return after taxes on distributions	7.29%	4.06%
Return after taxes on distributions and sale of Fund shares	4.75%	3.77%
S&P Target Risk Moderate Index*	7.97%	4.18%
*	The S&P Target Risk Moderate Index is designed to measure the performance of moderate stock-bond allocations to fixed income while seeking to increase opportunities for higher returns through equities. Investors cannot invest directly in an index. Unlike the Fund’s returns, the index does not reflect any fees or expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Investment Adviser: Inspire Investing, LLC.

Portfolio Managers: Darrell Jayroe, CFA®, Senior Portfolio Manager, Robert Netzly, Chief Executive Officer, Keith Chandler, Portfolio Manager and Jacob Chandler, Portfolio Manager, have each served the Fund as a portfolio manager since it commenced operations in 2020. Tim Schwarzenberger, CFA®, Portfolio Manager, has served the Fund as a portfolio manager since March 2022.

Purchase and Sale of Fund Shares: Individual Shares of the Fund may be purchased and sold in secondary market transactions through a broker dealer or at market price. Shares are listed for trading on the Exchange and trade at market prices rather than NAV. Shares may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at inspireetf.com.

Shares are listed for trading on the Exchange and trade at market prices rather than NAV. Shares may trade at a price that is greater than, at, or less than NAV.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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